UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2014 (June 11, 2014)

DGSE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of Principal Executive Offices) (Zip Code)

(972) 587-4049
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote

(a)	On June 11, 2014, DGSE Companies, Inc., a Nevada corporation (the “Company”), held its 2014 annual meeting (the “Annual Meeting”) of stockholders (the “Stockholders”) in Dallas, Texas, at which the Stockholders voted on several matters in person or by proxy. The matters submitted to the Stockholders for a vote at the Annual Meeting were set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 30, 2014 (the “Proxy Statement”) and distributed to the Stockholders, and are described below. In aggregate, Stockholders representing 9,750,020, or 79.9%, of the shares of the Company’s common stock, par value $0.01 per share, outstanding and entitled to vote as of the record date, April 24, 2014, were represented at the meeting either in person or by proxy.

(b)	The matters proposed to the Stockholders for a vote were: (i) the election of each of James D. Clem, C. Brett Burford, David S. Rector, Dennis A. McGill and Bruce A. Quinnell as members of the Company’s Board of Directors (the “Board”); and (ii) the ratification of the Company’s appointment of Whitley Penn LLP (“Whitley Penn”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Election of Directors

The nominees named in the Proxy Statement (the “Proxy Statement Nominees”) were elected to the Board to serve until the next annual meeting of Stockholders and until their respective successors are duly-elected and qualified (or until their death, resignation or removal, if earlier). The Proxy Statement Nominees were the only nominees to receive votes for their election at the meeting, and the Proxy Statement Nominees constitute the five nominees receiving the highest number of votes in favor of their election as directors. The results of the vote with respect to their respective elections were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
James D. Clem	6,906,463	49,040	2,794,517
C. Brett Burford	6,906,463	49,040	2,794,517
David S. Rector	6,372,601	582,902	2,794,517
Dennis A. McGill	6,906,463	49,040	2,794,517
Bruce A. Quinnell	6,906,463	49,040	2,794,517

Ratification of Appointment of Independent Registered Public Accounting Firm

The Stockholders, by a majority vote, approved the proposal to ratify the appointment of Whitley Penn as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. The results of the vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,380,851	364,610	4,559	0

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: June 12, 2014	By:	/s/ JAMES D. CLEM
James D. Clem
Chief Executive Officer